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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2002


                              DATIGEN.COM, INC.
             (Exact name of registrant as specified in its charter)


          UTAH                       005-77908                  870626333
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)        Number)             Identification No.)


         3191 NORTH CANYON ROAD     PROVO, UTAH                   84604
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (801) 373-3990



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           (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 10, 2002, the board of directors of Datigen.com, Inc. (the "Company"), decided to dismiss Tanner + Company as the Company's independent public accountants, and authorized the engagement of Squire & Company, PC to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The decision to change accountants was approved by the board of directors.

         None of Tanner + Company's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through June 10, 2002, there were no disagreements between the Company and Tanner + Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Tanner + Company's satisfaction, would have caused Tanner + Co. to make reference to the subject matter of the disagreement in connection with its reports. None of there portable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001, or within the interim period through the date of this report.

         The Company provided Tanner + Company with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Tanner + Company's letter, dated June 14, 2002, evidencing its agreement with the statements set forth in this report.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Squire & Company, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits:

         Exhibit No.   Description of Exhibit
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             16        Letter from Tanner + Company, dated June 14, 2002.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DATIGEN.COM, INC.


Date: June 14, 2002            By:    /s/
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                              Name:  Joseph Ollivier
                              Title: President


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